Supplement to
the Fidelity®
Magellan® Fund
May 23, 2001 Prospectus

Shareholder Meeting. On or about October 3, 2001, a meeting of shareholders of Fidelity Magellan Fund will be held to vote on various proposals. Shareholders of record on August 6, 2001 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

MAG-01-01 August 3, 2001
1.480658.106